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                                                              EXHIBIT 99.906CERT

 CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Ford B. Draper, Jr., Chief Executive Officer of Kalmar Pooled Investment Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 2, 2011                     /s/ Ford B. Draper, Jr.
                                        ----------------------------------------
                                        Ford B. Draper, Jr.,
                                        Chief Executive Officer
                                        (principal executive officer)


I, Verna E. Knowles, Chief Financial Officer of Kalmar Pooled Investment Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 2, 2011                     /s/ Verna E. Knowles
                                        ----------------------------------------
                                        Verna E. Knowles,
                                        Chief Financial Officer
                                        (principal financial officer)